UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

ESSEX CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File No. 0-10772

Virginia	54-0846569
(State or other jurisdiction of	(IRS Employer ID No.)
incorporation or organization)

9150 Guilford Road
Columbia, Maryland	21046-2306
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ESSEX CORPORATION

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure under Item 2.01 of this current report is also responsive to this Item 1.01 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 28, 2005 (the “Closing Date”), Essex Corporation (“Essex”) completed the acquisition of The Windermere Group, LLC, (the “Company”) and, thereby the Company’s wholly owned, active subsidiaries, Windermere HDS, LLC, and Windermere Information Technology Systems, LLC through the acquisition of all of the issued and outstanding ownership and membership interest from, the Susan Katharine Tate Burrowbridge, LLC, the Elizabeth Tate Winters, LLC, and the Andrew Patrick Tate, LLC, (each a “Seller” and collectively the “Sellers”). This acquisition was done through the Purchase Agreement By and Among Essex Corporation, The Windermere Group, LLC, Windermere HDS, LLC, Windermere Information Technology Systems, LLC and the Sellers of The Windermere Group, LLC (the “Purchase Agreement”).

In consideration for 100% of the ownership and membership interests of the Company, Essex initially paid an aggregate amount totaling $69,441,932, as specified in Section 2.2 of the Purchase Agreement. This amount includes the cancellation of the Promissory Note and Loan Agreement (as amended) dated January 7, 2005.

Pursuant to the Purchase Agreement, Essex has also agreed to pay the Sellers, seventy-five (75) days following the Closing Date, the amount, if any, by which the “Closing Net Working Capital” exceeds $790,000. Closing Net Working Capital is defined in Section 2.2(b) of the Purchase Agreement. In addition, Essex has agreed to pay, on May 31, 2006, an “Earn Out”, as specified in Section 2.2 of the Purchase Agreement.

The foregoing is a summary of the terms of the Purchase Agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, copies of which are attached hereto as Exhibit 2.1.

On March 1, 2005, the Company issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The Company hereby undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)	Pro forma financial information.

The Company hereby undertakes to file the pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(c)	Exhibits – The following exhibits are furnished as part of this current report:

ESSEX CORPORATION

Exhibit 2.1	Purchase Agreement By and Among Essex Corporation, The Windermere Group, LLC, Windermere HDS, LLC, Windermere Information Technology Systems, LLC and the Sellers of The Windermere Group, LLC dated February 28, 2005 (excluding Exhibits and Schedules)

Exhibit 10.1	Promissory Note and Loan Agreement, dated January 6, 2005

Exhibit 10.2	Amendment to the Note and Loan Agreement, dated January 7, 2005

Exhibit 99.1	Press Release of the Corporation dated March 1, 2005.

ESSEX CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSEX CORPORATION

/s/ Leonard E. Moodispaw
DATE: March 3, 2005	Leonard E. Moodispaw President and Chief Executive Officer

ESSEX CORPORATION

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Purchase Agreement By and Among Essex Corporation, The Windermere Group, LLC, Windermere HDS, LLC, Windermere Information Technology Systems, LLC and the Sellers of The Windermere Group, LLC dated February 28, 2005 (excluding Exhibits and Schedules)

Exhibit 10.1	Promissory Note and Loan Agreement, dated January 6, 2005

Exhibit 10.2	Amendment to the Note and Loan Agreement, dated January 7, 2005

Exhibit 99.1	Press Release of the Corporation dated March 1, 2005.